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                                                                    Exhibit 10.6



                                 FIFTH AMENDMENT

              FIFTH AMENDMENT (this "Amendment"), dated as of November 3, 2000, among TOWN SPORTS INTERNATIONAL, INC., a New York corporation (the "Borrower"), the various lending institutions party to the Credit Agreement referred to below (the "Banks"), and BANKERS TRUST COMPANY, as administrative agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                                   WITNESSETH:

              WHEREAS, the Borrower, the Banks and the Administrative Agent are parties to an Amended and Restated Credit Agreement, dated as of October 16, 1997 (as amended, modified or supplemented through, but not including, the date hereof, the "Credit Agreement"); and

              WHEREAS, the parties hereto wish to amend the Credit Agreement to permit the Borrower to incur up to $22,500,000 of senior subordinated loans on the terms and conditions set forth herein;

              NOW, THEREFORE, it is agreed that as of the Fifth Amendment Effective Date (as defined below):

              1. Section 1.08(d) of the Credit Agreement is hereby deleted and the following new Section 1.08(d) is inserted in lieu thereof:

              "(d) Interest shall accrue from and including the date of any Borrowing to but excluding the date of any repayment thereof and shall be payable (i) in respect of each Base Rate Loan, monthly in arrears on the last Business Day of each calendar month, (ii) in respect of each Eurodollar Loan, on the last day of each Interest Period applicable thereto and, in the case of an Interest Period in excess of one month, on the date occurring at one month intervals after the first day of such Interest Period, and (iii) in respect of each Loan, on any prepayment or conversion (other than the prepayment and conversion of Revolving Loans that are maintained as Base Rate loans unless such Base Rate Loans are to be repaid in full) (on the amount prepaid or converted), at maturity (whether by acceleration of otherwise) and, after maturity, on demand."
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              2. Section 3.01(a) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new last sentence in lieu thereof:

         "Such Commitment Commission shall be due and payable monthly in arrears on the last Business Day of each calendar month and on the date upon which the Total Commitment is terminated."

              3. Section 3.01(b) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new last sentence in lieu thereof:

         "Accrued Letter of Credit Fees shall be due and payable monthly in arrears on the last Business Day of each calendar month and upon the first day on or after the termination of the Total Commitment upon which no Letters of Credit remain outstanding."

              4. Section 3.01(c) of the Credit Agreement is hereby amended by deleting the last sentence thereof and inserting the following new last sentence in lieu thereof:

         "Accrued Facing Fees shall be due and payable monthly in arrears on the last Business Day of each calendar month and upon the first day on or after the termination of the Total Commitment upon which no Letters of Credit remain outstanding."

              5. Clause (d) of Section 3.03 of the Credit Agreement is hereby amended by deleting the text "Restatement Effective Date" appearing in the second parenthetical contained in such clause (d) and inserting in lieu thereof the text "Fifth Amendment Effective Date".

              6. Section 6 of the Credit Agreement is hereby amended by inserting the following new Section 6.23 at the end thereof:

              "6.23 Mezzanine Subordinated Loan Documents. The subordination provisions contained in the Mezzanine Subordinated Notes and in the other Mezzanine Subordinated Loan Documents are enforceable against the Borrower and the holders of the Mezzanine Subordinated Notes, and all Obligations are within the definition of "Senior Indebtedness" included in such subordination provisions."

              7. Section 7.01 of the Credit Agreement is hereby amended by inserting the following new clause (i) at the end thereof:

              "(i) Mezzanine Subordinated Loan Documents. Promptly after the delivery thereof, copies of all financial information, reports and other notices which the Borrower shall deliver to the holders of the Mezzanine Subordinated Notes (in each case, to the extent that such information is not already delivered to the Banks pursuant to this Agreement)."


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              8. Section 8.04 of the Credit Agreement is hereby amended by (i)
deleting the period appearing at the end of clause (i) thereof and inserting "; and" in lieu thereof and (ii) inserting the following new clause (j) at the end thereof:

              "(j) unsecured Indebtedness of the Borrower incurred under the Mezzanine Subordinated Notes and the other Mezzanine Subordinated Loan Documents not to exceed $22,500,000 in aggregate principal amount (less any repayments of principal thereof), so long as (i) all of the terms and conditions of, and the documentation for, the Mezzanine Subordinated Notes and the other Mezzanine Subordinated Loan Documents are in form and substance reasonably satisfactory to the Required Banks and (ii) prior to the incurrence of each Mezzanine Subordinated Loan under the Mezzanine Subordinated Loan Documents, the Borrower shall have delivered to the Agent a certificate of the Borrower's chief financial officer demonstrating (and showing the calculations therefor in reasonable detail) that each such Mezzanine Subordinated Loan may be incurred under the incurrence test set forth in the first paragraph of
         Section 4.12 of the indenture for the Senior Notes."

              9. Section 8.06 of the Credit Agreement is hereby deleted in its entirety and the following new Section 8.06 is inserted in lieu thereof:

              "8.06 Prepayments of Indebtedness, etc. The Borrower will not, and will not permit any of its Subsidiaries to, (x) make (or give any notice in respect thereof) any voluntary or optional payment or prepayment or redemption or acquisition for value of (including, without limitation, by way of depositing with the trustee with respect thereto money or securities before due for the purpose of paying when due) or exchange of any Existing Indebtedness, any Senior Notes or any Mezzanine Subordinated Notes or Mezzanine Subordinated Loans; provided, that (i) the Borrower and/or its Subsidiaries may prepay Existing Indebtedness in an aggregate amount not to exceed $2,000,000, and (ii) the Borrower may repay, repurchase or otherwise acquire Senior Notes under the clawback provisions of the Senior Notes Documents, (y) amend, modify or change in any manner any agreements (including, without limitation, the Senior Note Documents, the Mezzanine Subordinated Loan Documents and the Existing Indebtedness Agreements) (A) relating to the Senior Notes, (B) relating to the Mezzanine Subordinated Notes or (C) relating to the Existing Indebtedness, in a manner adverse to the interests of the Banks in the case of this clause (C) or (z) amend, modify or change in any manner materially adverse to the interests of the Banks, the Certificate of Incorporation (including, without limitation, by the filing of any additional certificate of designation) or By-Laws of the Borrower or any of its Subsidiaries, the terms of any of its capital stock or any agreement entered into by the Borrower with respect to its capital stock, the Shareholders Agreement, or enter into any new agreement in any manner materially adverse to the interests of the Banks with respect to the capital stock of the Borrower."

              10. Clause (b) of Section 8.07 of the Credit Agreement is hereby amended by (i) deleting the word "and" appearing at the end of sub-clause (v) thereof, (ii) deleting the period


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appearing at the end of sub-clause (vi) thereof and inserting "; and" in lieu thereof and (iii) inserting the following new sub-clause (vii) at the end thereof:

              "(vii) the Mezzanine Subordinated Loan Documents."

              11. Sub-clause (ii) of Section 8.08 of the Credit Agreement is hereby amended by deleting the amount "$250,000" appearing therein and inserting the amount "$500,000" in lieu thereof.

              12. The definition of "Change of Control" appearing in Section 10 of the Credit Agreement is hereby amended by inserting the following text at the end of clause (iv) thereof:

              "or the Mezzanine Subordinated Loan Documents".

              13. The definition of "L/C Supportable Obligations" appearing in
Section 10 of the Credit Agreement is hereby amended by inserting the following parenthetical at the end thereof:

              "(other than obligations in respect of the Mezzanine Subordinated Notes and the Senior Notes)".

              14. Section 10 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

              "Fifth Amendment Effective Date" shall have the meaning set forth in the Fifth Amendment, dated as of November 3, 2000, to this Agreement.

              "Mezzanine Subordinated Loan" shall mean each loan or advance made pursuant to the Mezzanine Subordinated Loan Documents.

              "Mezzanine Subordinated Loan Documents" shall mean and include (i) the Mezzanine Subordinated Notes, (ii) the Subordinated Credit Agreement, dated on or about November 3, 2000, between the Borrower and CapitalSource Finance, LLC, and (iii) each of the other documents and agreements entered into relating to the issuance by the Borrower of the Mezzanine Subordinated Notes, in each case as the same may be amended, modified or supplemented from time to time pursuant to the terms hereof and thereof.

              "Mezzanine Subordinated Note" shall mean each note of the Borrower evidencing the Mezzanine Subordinated Loans.

              15. In order to induce the Banks to enter into this Amendment, the Borrower hereby represents and warrants that on the Fifth Amendment Effective Date, both before and after giving effect to this Amendment and the transactions contemplated hereby, (x) no Default or Event of Default shall exist and (y) all of the representations and warranties contained in the Credit Documents shall be true and correct in all material respects, with the same effect as though such representations and warranties had been made on and as of the Fifth Amendment


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Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

              16. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

              17. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Agent.

              18. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

              19. This Amendment shall become effective as of the date hereof (the "Fifth Amendment Effective Date") when the Borrower and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent.


                                      * * *


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              IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

                                  TOWN SPORTS INTERNATIONAL, INC.



                                  By /S/ R.G.Pyle
                                     -------------------------------------------
                                     Title:  CFO



                                  BANKERS TRUST COMPANY,
                                       Individually and as Administrative Agent


                                  By /S/ Gregory Shefrin
                                     -------------------------------------------
                                     Title: Principal



                                  BANK OF SCOTLAND



                                  By /S/  Joseph Fratus
                                     -------------------------------------------
                                     Title: Vice President